PROSPECTUS

May 1, 2003

SUPPLEMENT DATED
September 15, 2003

LONGLEAF PARTNERS FUNDSSM

Managed By:
SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com

LONGLEAF PARTNERS FUND

Invests primarily in mid to large-cap companies believed
to be significantly undervalued.

LONGLEAF PARTNERS INTERNATIONAL FUND

Invests primarily in foreign companies believed to be significantly undervalued.

LONGLEAF PARTNERS SMALL-CAP FUND

Invests primarily in small-cap companies believed to be significantly undervalued.
(Closed to new investors)

The Longleaf Partners Funds are registered with the Securities and Exchange Commission (SEC). That registration does not imply that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or
determined if this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

RISK RETURN SUMMARY
Principal Investment Strategy
Governing Principles.
Philosophy
Process
Primary Investment Risks That Apply To All Longleaf Funds
Market Fluctuation Risks
Business Ownership Risks
Non-Diversification Risks
Liquidity Risks
Foreign Investment Risks
Currency Hedging Risks
Investment Objectives, Performance, Fees, And Expense Information
LONGLEAF PARTNERS FUND
LONGLEAF PARTNERS INTERNATIONAL FUND
LONGLEAF PARTNERS SMALL-CAP FUND
Method of Calculation of Returns After Taxes
DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Additional Information on Types of Investments
International Fund
How We Achieve Our Investment Objectives
Determining Business or Intrinsic Value
Other Investment Criteria
Allocation of Investment Ideas
How Companies Reach Intrinsic Value
Portfolio Turnover
Other Investments
Cash Reserves
Other Risks of Investing Which Apply To All Funds
Puts, Calls, Options, Short Sales and Financial Futures
Restricted and Illiquid Securities
Bonds and Fixed Income Securities
PORTFOLIO MANAGEMENT AND FUND OPERATIONS
Investment Adviser
Code of Ethics
Management Services
Advisory and Administration Fees
Portfolio Managers
Fund Operations
Audit Committee
Board of Trustees
SHAREHOLDER MANUAL
General Information
Privacy Of Personal Information
How To Open A New Account
Additional Investments
Exceptions To Investment Minimum And Closed Funds
How To Redeem Shares
How Fund Shares Are Priced
Dividends and Distributions
Taxes
Financial Highlights
STATEMENT OF ADDITIONAL INFORMATION
FUND HISTORY
INVESTMENT OBJECTIVES AND POLICIES
CLASSIFICATION OF INVESTMENT OBJECTIVES AND RESTRICTIONS
FUNDAMENTAL INVESTMENT RESTRICTIONS
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
Repurchase Agreements.
Warrants.
Real Estate Investment Trusts.
Futures Contracts.
Options on Securities and Stock Indices.
Foreign Currency Contracts.
Lending of Portfolio Securities.
Swaps.
Short Sales.
PROXY VOTING
PORTFOLIO TURNOVER
BOARDS OF TRUSTEES
2002 COMPENSATION TABLE
OWNERSHIP OF FUND SHARES BY TRUSTEES
OTHER INFORMATION CONCERNING THE BOARDS OF TRUSTEES
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY SERVICES
FUND ADMINISTRATION
OTHER SERVICE PROVIDERS
ALLOCATION OF BROKERAGE COMMISSIONS
CAPITAL STOCK AND INDEMNIFICATION RIGHTS
PURCHASE, REDEMPTION, AND PRICING OF SHARES
ADDITIONAL TAX INFORMATION
INVESTMENT PERFORMANCE AND TOTAL RETURN
TABLE OF BOND AND PREFERRED STOCK RATINGS
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
Appendix A
SOUTHEASTERN ASSET MANAGEMENT, INC. LONGLEAF PARTNERS FUNDS PROXY VOTING POLICIES AND PROCEDURES

RISK/RETURN SUMMARY
PRINCIPAL INVESTMENT STRATEGY
Governing Principles	4
Philosophy	4
Process	5
PRIMARY INVESTMENT RISKS THAT APPLY TO ALL LONGLEAF FUNDS
Market Fluctuation Risks	5
Business Ownership Risks	5
Non-Diversification Risks	6
Liquidity Risks	6
Foreign Investment Risks	6
Currency Hedging Risks	7
INVESTMENT OBJECTIVES, PERFORMANCE, FEES, AND EXPENSE INFORMATION	7
Longleaf Partners Fund	8
Longleaf Partners International Fund	10
Longleaf Partners Small-Cap Fund	12
METHOD OF CALCULATION OF RETURNS AFTER TAXES	14
DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	15
ADDITIONAL INFORMATION ON TYPES OF INVESTMENTS	15
International Fund	15
HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES	15
Determining Business or Intrinsic Value	15
Other Investment Criteria	16
Allocation of Investment Ideas	16
How Companies Reach Intrinsic Value	16
Portfolio Turnover	17
Other Investments	17
Cash Reserves	17

OTHER RISKS OF INVESTING WHICH APPLY TO ALL FUNDS	17
Puts, Calls, Options, Short Sales, and Financial Futures	17
Restricted and Illiquid Securities	18
Bonds and Fixed Income Securities	18
PORTFOLIO MANAGEMENT AND FUND OPERATIONS	19
Investment Adviser	19
Code of Ethics	19
Management Services	19
Advisory and Administration Fees	20
Portfolio Managers	20
Fund Operations	21
Audit Committee	21
Board of Trustees	22
SHAREHOLDER MANUAL	24
General Information	24
Privacy of Personal Information	25
How To Open a New Account	25
Additional Investments	27
Exceptions to Investment Minimum and Closed Funds	28
How To Redeem Shares	28
How Fund Shares Are Priced	32
Dividends and Distributions	33
Taxes	33
Financial Highlights	36

This Prospectus contains important information about the investment strategies, risks, and fees of the Longleaf Partners Funds that you should consider before making an investment. Please read it carefully and keep it on hand for future reference.

You should be aware that the Funds:

•	Are not bank deposits;

•	Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC);

•	May not achieve their stated goals.

RISK RETURN SUMMARY

Principal Investment Strategy

     Governing Principles. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of the Funds’ manager, Southeastern Asset Management, Inc. (“Southeastern”), who together are among the Funds’ largest owners. The following principles govern this investment partnership:

•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

•	We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

•	We will concentrate our assets in our best ideas.

•	We will not impose loads, holding periods, exit fees or I2b-l charges on our investment partners.

•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

Philosophy. We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of growing, financially sound companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 28

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years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company’s economic value.

Process. All of the Longleaf Partners Funds apply the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies which can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. When the common stock is available at 60% or less of our conservative appraisals, and when the investment has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.

Primary Investment Risks
That Apply To All Longleaf Funds

Market Fluctuation Risks. The Funds invest primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. The value of your investment in a Fund fluctuates daily with stock price movements. Investors who sell shares during market declines may create a permanent loss from a paper one. Loss of money is, therefore, a risk of investing in the Funds.

We attempt to mitigate the risk of permanent capital loss by buying businesses only when they are selling at substantially less than our appraisals of their values and by having long holding periods for these securities. Historically, the ability to hold shares through periods of volatility has protected long-term investors from permanent loss.

Business Ownership Risks. As partial owners of the companies in Longleaf’s portfolios, we face four main risks inherent in owning a business. First, the company’s operations must be successful. To minimize business risk, we look for companies with competitive advantages, which could include dominant market share, lowest cost structure, entrenched brand name, or similar qualities.

The second risk of owning a company is financial risk. To help ensure that a company can weather economic downturns and take advantage of opportunities, a company’s assets and cash flows should amply cover liabilities, annual working capital needs, and necessary capital replacements.

A company’s third risk is whether it can control and mitigate cost increases. We prefer to own businesses with strong purchasing power and the ability to pass cost increases on to customers.

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A company faces a fourth risk to its long-term success if a regulatory agency can dictate its markets and profits. Longleaf limits its ownership of businesses with regulatory risk.

Non-Diversification Risks. The Funds are non-diversified under federal securities laws and each Fund generally invests in 20 to 25 companies. As a result, each holding will have a greater impact on a Fund’s total return, and a Fund’s share value could fluctuate more than if more securities were held in the portfolios.

We believe that limiting the number of our holdings lowers the risk of losing capital and improves the long-term return opportunity, because the portfolios contain our most qualified ideas. We strive to know the companies and their managements extremely well. Owning fewer companies also enables each company to have a meaningful impact on our investment results.

The Funds plan to comply with the diversification standards for mutual funds set forth in the Internal Revenue Code. Under these standards, each Fund could own as few as twelve securities, but generally will have 20 to 25 companies in its portfolio. At the end of each quarter, at least half of each Fund’s portfolio must be diversified so that within the diversified basket less than 5% of a Fund’s total assets are invested in any company and a Fund owns less than 10% of any company’s voting securities. The remaining half of a Fund’s portfolio may contain positions which are over 5% of assets and are greater than 10% of a company’s voting securities.

Liquidity Risks. We take relatively large ownership positions in some companies that we find are particularly qualified. A Fund may own more than 5% of a company’s equity securities and may own up to 15% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Fund owned a smaller amount. Because selling a large position may take longer, a Fund may be more susceptible to price fluctuations.

Foreign Investment Risks. The Partners and Small-Cap Funds may invest up to 30% of assets in foreign securities, and the International Fund may invest all of its assets in foreign securities. Foreign investment risks sometimes include political and economic changes, foreign withholding taxes, exchange controls, confiscation, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations. We try to mitigate these risks through careful analysis of the economic and regulatory conditions in each country where we own an investment.

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Currency Hedging Risks. We focus on absolute returns generated by the local market performance of the equities we purchase. We often hedge our economic exposure to foreign currency to reduce the impact of foreign currency movements on these returns. This policy impacts our relative performance versus a similar unhedged portfolio. The relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens.

Effective currency hedging can offset fluctuations caused by differences between foreign and U.S. currencies, and can isolate the portion of a security’s price fluctuation attributed to capital appreciation or depreciation. Not all foreign currencies can be effectively hedged, and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses, but these losses should be offset by gains in the local prices of the securities hedged.

Investment Objectives, Performance,
Fees, And Expense Information

The following sections include specific information on each Fund’s investment objectives and policies, historical performance, and expenses of ownership.

The bar charts illustrate volatility by showing the variability of Fund returns from year to year over the last decade. The total returns for the best and worst quarters indicate the historic short-term risks and rewards of investing in each Fund.

The average annual returns for the cumulative periods ended December 31, 2002 compared with several unmanaged market indices, highlight the benefits of compounding through longer term investing, and illustrate the effects of averaging negative returns in some periods with positive returns in others.

Each Fund’s particular investment objective and policies and the corresponding market conditions have affected performance during the reported periods. Historical returns illustrate how the Funds met the challenges of changing market conditions during prior periods. Past investment performance (before and after taxes) does not predict future performance and there is no assurance that we will achieve our investment objectives. See page 14 for an explanation of the after-tax calculations in the Fund performance sections which follow.

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LONGLEAF
PARTNERS
FUND

Initial Public Offering—April 8, 1987

Investment Objective—Long-term capital growth.

Investment Policy—-The Partners Fund normally invests in the equity securities of a limited number of mid to large-cap companies. Most of these securities are listed on the major securities exchanges. Current income is not an objective.

The Fund may invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

8

PAST FUND PERFORMANCE

Longleaf Partners Fund
Average Annual Total Returns
(for the periods ended December 31, 2002)

	1 Year	5 Years	10 Years

Return Before Taxes	(8.34)%	7.33%	14.14%
Return After Taxes on Distributions	(8.52)	5.08	11.67
Return After Taxes on Distributions and Sale of Fund Shares	(5.10)	5.52	11.26
Comparative Indices
(reflect no deductions for fees, expenses, or taxes)
S&P 500 Index	(22.15)	(0.61)	9.32
Value-Line (Geometric) Index	(28.57)	(10.29)	(0.10)
Inflation Plus 10%	12.38	12.32	12.46

Fund Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-l Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees		0.77%
12b-l Fees		None
Other Expenses		0.14
Administration	0.10
Other Operating Expenses	0.04
Total Annual Fund Operating Expenses		0.91%

Example of Fund Expenses. This example helps compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$96	$298	$518	$1,150

9

LONGLEAF PARTNERS
INTERNATIONAL FUND

Initial Public Offering—October 26, 1998

Investment Objective—Long-term capital growth through investment primarily in the equity securities of international or foreign issuers.

Investment Policy—The International Fund normally invests at least 65% of total assets in the equity securities of international issuers domiciled or operating primarily in at least three countries other than the United States. The Fund does not limit the percentage of assets invested in any particular geographic region or country. We may invest a significant portion of assets in a single country, and may invest in both developed and emerging countries. The Fund may also invest up to 15% of assets in non-registered or illiquid securities.

If investments meeting the Fund’s criteria are not available, we may invest the Fund’s assets temporarily in obligations of the U.S. government and its instrumentalities, or in other money market instruments.

Specific Risks of Investing in this Fund

The International Fund is designed for long-term investors who can accept international investment risk. Although world economies are increasingly integrated, market valuations vary with each country’s economic and political conditions. Movements in foreign securities markets and, to the extent not hedged, movements in foreign currencies where the Fund has exposure will affect the Fund’s price per share and returns. Because the Fund hedges portions of its portfolio against foreign currency exposure, its relative performance may differ from that of unhedged portfolios or indices.

10

PAST FUND PERFORMANCE

Longleaf Partners International Fund
Average Annual Total Returns
(for the periods ended December 31, 2002)

		Since Initial
		Public Offering
	1 year	10/26/98

Return Before Taxes	(16.51)%	11.47%
Return After Taxes on Distributions	(17.28)	8.51
Return After Taxes on Distributions and Sale of Fund Shares	(9.90)	8.29
Comparative Indices
(reflect no deductions for fees, expenses, or taxes)
EAFE Index	(15.94)	(5.58)
Inflation Plus 10%	12.38	12.63

Fund Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the International Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-l Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees		1.50%
12b-1 Fees		None
Other Expenses		0.30
Administration	0.10
Other Operating Expenses	0.20
Total Annual Fund Operating Expenses		1.80%*

*	The Fund has a contractual expense limitation of 1.75% of average net assets per annum, excluding interest, taxes, brokerage commissions and extraordinary expenses. This provision cannot be amended without shareholder approval. Expenses subject to the limitation in 2002 were 1.69% of average net assets. This means there was no expense limitation applied in 2002. The additional expenses not subject to the limitation were dividend and related expenses on short sale transactions which must be included as expenses in the Fund’s Statement of Operations under GAAP requirements.

Example of Fund Expenses. This example helps compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years
$189	$585

11

LONGLEAF PARTNERS
SMALL-CAP FUND

Initial Public Offering—February 21, 1989
(Closed to new investors since July 31, 1997)

Investment Objective—Long-term capital growth.

Investment Policy—The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire Small-Cap 1750 Index. This capitalization range will change over time. At March 31, 2003, the top of this range was $4.4 billion.

Generally, portfolio companies will have a market capitalization greater than $300 million. Current income is not an objective.

The Fund may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

Specific Risks of Investing in this Fund

Smaller companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

12

PAST FUND PERFORMANCE

Longleaf Partners Small-Cap Fund
Average Annual Total Returns
(for the periods ended December 31, 2002)

	1 year	5 years	10 years

Return Before Taxes	(3.74%)	6.07%	12.80%
Return After Taxes on Distributions	(4.68)	4.26	11.04
Return After Taxes on Distributions and Sale of Fund Shares	(2.28)	4.56	10.37
Comparative Indices
(reflect no deductions for fees, expenses, or taxes)
Russell 2000 Index	(20.48)	(1.36)	7.15
Value-Line (Geometric) Index	(28.57)	(10.29)	(0.10)
Inflation Plus 10%	12.38	12.32	12.46

Fund Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-l Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)		0.81%
Management Fees		None
12b-l Fees		0.14
Other Expenses
Administration	0.10
Other Operating Expenses	0.04
Total Annual Fund Operating Expenses		0.95%

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$100	$311	$540	$1,198

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Method of Calculation of
Returns After Taxes

The after-tax returns shown in the tables depicting Past Fund Performance on pages 9, 11 and 13, were calculated under Securities and Exchange Commission rules using the following assumptions:

•	Distributions were reinvested after deducting the taxes due on the distributions.

•	Taxes due on distributions were calculated at the highest historical individual federal income tax rate for each taxable component of the distribution.

•	Holding periods were determined based on the actual purchase and distribution dates.

•	Short-term capital gain rates were applied to the sale of shares held for one year or less.

•	“Return After Taxes on Distributions” assumes you continue to hold your shares at the end of the period.

•	“Return After Taxes on Distributions and Sale of Fund Shares” assumes you sell your shares at the end of the period and pay applicable federal taxes.

•	The calculations do not include state or local taxes, the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

•	After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

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DISCUSSION OF PRINCIPAL
INVESTMENT STRATEGIES
AND RELATED RISKS

Additional Information
on Types of Investments

International Fund. In selecting investments for the International Fund, a company is international if organized or headquartered outside the United States. A business organized or headquartered in the U.S. also qualifies as international if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources. The majority of investments generally are in companies located in Canada, Australia, and the developed countries of Europe, the Far East, and South America.

The Fund may also invest in U.S. or foreign closed-end investment companies which invest in particular countries or regions when direct investments in those areas would be difficult or less liquid. When appropriate, the Fund may invest in foreign governmental and commercial bonds, and in other foreign money market instruments.

How We Achieve Our Investment Objectives

Determining Business or Intrinsic Value. A company’s market price generally must be 60% or less of our appraisal to qualify for investment. Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first assesses the company’s liquidation value based on the current economic worth of corporate assets and liabilities. The second method determines the company’s ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. Our appraisal should represent the price that rational, independent buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our database of comparable historic transactions.

15

Other Investment Criteria. In addition to significant undervaluation, we also look for the following when selecting investments:

•	Good Business. A number of qualities characterize an attractive business. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength and growth of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

•	Good People. Managements of the businesses we own should have four primary qualities. They should be capable operators who can run the business profitably. They should be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They should be shareholder oriented in their actions and decisions. They should have the proper incentives with much of their net worth tied to the company’s results.

Although a company may not meet all the investment criteria above, we must be convinced that significant unrealized value is present before making an investment.

Allocation of Investment Ideas. When a company qualifies for purchase, we generally allocate small-cap stocks to the Small-Cap Fund, foreign names to the International Fund, and mid to large-cap stocks to the Partners Fund, although more than one Fund may own a single security. For example, an overseas company might be in both the International Fund and Partners Fund. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund might purchase that security.

How Companies Reach Intrinsic Value. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach their intrinsic worth in several ways.

•	Market Realization. Over time the market may recognize the business’s true value. As companies with strong management and true earnings power report better earnings, the price of the stock generally rises.

•	Mergers and Acquisitions. Undervalued companies often attract acquirers, or large owners may seek a buyer.

•	Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

16

•	Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

•	Share Repurchase Programs. When a company’s stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

Portfolio Turnover. We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is three to five years. We will hold the stock as long as a margin of safety exists between price and value, and we remain confident in management’s ability to create additional value.

Portfolio turnover is generally less than 50%. There are no limits on portfolio turnover, however, and we sell portfolio holdings whenever we believe that sales would benefit shareholders.

Other Investments. All Funds may invest a portion of assets in cash equivalents and a wide variety of securities other than common stock, including preferred stock, debt securities, warrants, puts, calls, options, financial futures, and combinations of these instruments.

Cash Reserves. Generally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding enough investments that meet our criteria, we may invest any portion of assets in money market instruments. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash allows us to purchase securities at discounted prices. When cash has previously approached levels as large as 20% for a prolonged period, we generally have closed the affected Funds. We would not allow cash reserves to exceed 35% of total assets except for temporary, defensive purposes.

OTHER RISKS OF INVESTING
WHICH APPLY TO ALL FUNDS

The primary risks of investing in the Longleaf Partners Funds appear on pages 5-7 of this Prospectus. Those risks include general market conditions, business ownership, non-diversification, possible limited liquidity, foreign market, and foreign currency hedging risks. Other risks include the following:

Puts, Calls, Options, Short Sales and Financial Futures. The Funds may invest selectively in a wide variety of put and call options, financial futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes or as an

17

alternative to owning the underlying security. When used in conjunction with each other, these techniques can reduce market risks. If used separately, these instruments or techniques have risks. Gains on investments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If a Fund were not able to close out its position, a significant loss could occur.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in unregistered and not readily marketable securities. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position. When the securities are not saleable, adverse market conditions could lower the eventual sale price.

Bonds and Fixed Income Securities. The Funds may invest up to 15% of assets (at the time of purchase) in both investment and non-investment grade corporate and governmental bonds. High yield or non-investment grade bonds are more risky than investment grade securities. They may be less sensitive to interest rate changes, but may be more sensitive to economic downturns or adverse corporate developments.

More detailed information on investments and investment techniques appears in the Statement of Additional Information.

18

PORTFOLIO MANAGEMENT AND FUND OPERATIONS

Investment Adviser. Southeastern Asset Management, Inc. (“Southeastern”) is the Funds’ investment adviser. Formed in 1975, the firm has 28 years of experience managing securities portfolios for institutional investors and individuals. Located in Memphis, Tennessee, Southeastern manages more than $16.5 billion in private account and mutual fund assets.

Code of Ethics. To align our interests with those of shareholders and prevent conflicts of interest, our Code of Ethics requires all employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance for other personal securities transactions. Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually.

The independent Fund Trustees must invest a cumulative amount at least equal to their total Trustees’ fees in the Funds, and must obtain clearance before making other personal securities investments to avoid conflicts of interest.

Management Services. Southeastern manages the securities portfolios of the three Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator and provides administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing services, and the costs of computer programs dedicated to Fund operations.

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Advisory and Administration Fees. The Funds pay Southeastern the following annual fees as a percentage of average net assets for the services rendered:

	Investment Counsel Fee		Administration Fee

		Actual	Actual
	Stated Fee	2002 Fee	2002 Fee

Partners Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.77%	0.10%
International Fund	1.50% on average net assets	1.50%	0.10%
Small-Cap Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.81%	0.10%

All of the Funds have a contractual expense limitation included in their investment counsel agreements with Southeastern, requiring Southeastern to reduce its fees to the extent necessary to limit normal annual operating expenses to a stated percentage of average net assets per annum, excluding interest, taxes, brokerage commissions, and extraordinary expenses. The investment counsel and fund administration fees are included in normal operating expenses. Shareholder approval is required to amend or remove these expense limitations. The expense limitation for the Partners and Small-Cap Funds is 1.50% of average net assets annually; the expense limitation for the International Fund is 1.75% of average net assets annually.

Portfolio Managers. Collectively, the following Southeastern personnel have shared responsibility for investment management decisions of the specified Funds’ portfolios. Background information on Mr. Hawkins and Mr. Gates appears on page 22. Mr. Buford has been employed by Southeastern since 1990. Mr. McDermott has been employed by Southeastern since 1998; from 1994-1998, he was employed by J.P. Morgan & Co. in San Francisco, Hong Kong, and Singapore as an Associate and Analyst.

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Name, Title, and Years	Fund Portfolio
with Southeastern	Responsibility	Funds

O. Mason Hawkins
Chairman of the Board and C.E.O.	Co-Portfolio Manager	All
Since 1975

G. Staley Cates
President	Co-Portfolio Manager	All
Since 1986

John B. Buford
Vice President — Investments	Co-Portfolio Manager	Partners and Small-Cap Funds
Since 1990

E. Andrew McDermott, III
Vice President — Investments	Assistant Portfolio Manager	International Fund
Since 1998

Fund Operations. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all of the Funds. A majority of the Trustees are independent of and are not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment advisory and fund administration agreements with each of the Funds. Information on employment experience and educational backgrounds of the Funds’ Trustees appears on the following pages.

Audit Committee. Mr. Melnyk serves as Chairman of the Audit Committee, which is composed of Messrs. Carpenter, Connell, Melnyk, Ray, and Steger. All members of the Audit Committee are classified as independent or “non-interested” Trustees. The Audit Committee has adopted a Charter, and holds a private meeting each year with representatives of the audit firm.

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Board of Trustees

O. Mason Hawkins, CFA*, Chairman of the Board and Co-Portfolio Manager.
Founder and Director, Southeastern Asset Management, Inc. (since 1975).
Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

G. Staley Cates, CFA*, Trustee and Co-Portfolio Manager.
Southeastern Asset Management, Inc. (since 1986); President (since 1994).
Education: B.B.A., Finance, University of Texas, 1986.

Margaret H. Child*, Trustee.
 Chief Marketing and Business Development Officer for a Boston law firm, Boston, MA (since 1999); Director of Marketing, Arthur Andersen L.L.P. (accounting firm), Atlanta, GA office (1998-1999), Memphis, TN office (1991-1998).
Education: B.A., Harvard College of Harvard University, 1978.

Chadwick H. Carpenter, Trustee.
 Private investor and consultant to software companies. Previously, Senior Executive Officer at Progress Software Corporation (software development for commercial applications), Bedford, MA (1983-1998).
Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

*	Mr. Hawkins and Mr. Cates are directors and officers of Southeastern, which pays their compensation, and each is deemed to be a Trustee who is an “interested” person as defined in Section 2(a)(19) of the Investment Company Act of 1940. Ms. Child is not affiliated with and receives no compensation from Southeastern. She performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization, and accordingly could be deemed to be “interested.”

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Daniel W. Connell, Jr., Trustee.
 Senior Vice President—Marketing, Jacksonville Jaguars, Ltd. (National Football League franchise), Jacksonville, FL (since 1994); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.
Education: B.S.B.A., University of Florida, 1970.

Steven N. Melnyk, Trustee.
 Private investor and consultant. President, Riverside Golf Group, Inc. (design, construction and operation of golf courses), Jacksonville, FL (1987-Present); Golf commentator and sports marketing executive, ABC Sports (since 1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship (1969); British Amateur Championship (1971). Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. Barham Ray, Trustee.
 Chairman of the Board and Secretary, SSM Corporation (venture capital firm), Memphis, TN (since 1974); Director, Financial Federal Savings Bank, Memphis, TN.
Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

Perry C. Steger, Trustee.
 Vice President, Steger & Bizzell Engineering, Inc. (consulting civil engineering firm) Austin, TX (2003; project manager 1984-1990); Director of Product Strategy, National Instruments, Inc. (measurement and automation products), Austin, Texas (1996-2003). Founded Georgetown Systems, Inc. to develop and market industrial automation software, which was acquired by National Instruments, Inc. in April 1996. Education: B.S., Civil Engineering, University of Texas, 1984.

Supplemental information about the members of the Board of Trustees appears in the Statement of Additional Information, a separate document, which can be obtained without charge by calling (800) 445-9469 (option 1) or on our website at www.longleafpartners.com.

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SHAREHOLDER MANUAL

General Information

Funds Open to New Shareholders. The Partners Fund and the International Fund are open to new shareholders. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 27 and 28. The Funds are not for offer or sale outside the United States or to non-U.S. persons.

Minimum Initial Investment. The minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined on page 27. Other than our $100 minimum for automatic monthly investment plans, there is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

Transfer Agent. PFPC of Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to PFPC at (800) 445-9469 (option 0). Southeastern Asset Management, Inc. (“Southeastern”) does not process transactions and will forward any account maintenance correspondence and transaction instructions received in Memphis to PFPC. These items will be processed when they are received by PFPC.

Account Access Information. You may obtain personal account information on the Funds’ website, www.longleafpartners.com, by calling our automated information line, (800) 445-9469, option 3, or by calling our shareholder services associates at (800) 445-9469, option 0.

Frequent Trading. The Funds do not permit market-timing. Do not invest in the Funds if you are a market-timer. The Funds are intended for long-term investors. Frequent trading of Fund shares, also known as “market-timing,” is not permitted. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, if you engage in this type of activity a Fund may suspend or terminate your trading privileges. A Fund may consider a shareholder’s history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to suspend or terminate your trading privileges. All purchases are subject to acceptance by the Funds. The Funds reserve the right to reject any purchases it suspects to be market-timing.

Anti-Money Laundering Regulations. As part of the Funds’ legal responsibility for the prevention of money laundering, Southeastern and the Funds’ service providers require a detailed verification of the identity of a shareholder, and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts.

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Prior to an account being opened, the Funds will request such information as is necessary to verify the identity of a shareholder, as well as the identities of individuals with authority or control over accounts opened by entities. The information requested includes name, street address, date of birth, and U.S. taxpayer identification number (the “Identifying Information”). In the event of delay or failure by the shareholder to produce the Identifying Information, the Funds will consider the application “not in good order” and will refuse to accept a subscription until such time as the requested information has been supplied. If all the Identifying Information has been supplied and the application is otherwise in good order, the Funds will process the investment application, and will then initiate procedures to verify the shareholder’s identity. The Funds may request additional information or documents if needed to verify an identity. If the Funds cannot verify a shareholder’s identity based on the information provided, that account will be closed and the shareholder will receive proceeds based on the next calculated net asset value of the Fund(s) in which the shareholder invested. The Funds, by written notice to a shareholder, may suspend the payment of withdrawal proceeds to such shareholder if the Funds reasonably deem it necessary to do so to comply with the anti-money laundering regulations applicable to the Funds, Southeastern or any of the Funds’ service providers. In addition, the Funds will share the identity of shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law. The Funds, Southeastern, and the Funds’ service providers reserve the right to implement additional policies and procedures to detect and prevent money laundering.

Privacy Of Personal Information

The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:

•	Information on applications or other forms, such as name, address, age, and social security number; and

•	Information about Longleaf transactions, such as purchase and redemption activity and account balances.

We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law.

We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the non-public personal information of Longleaf shareholders.

How To Open A New Account

Checks and wire transfers for investments received by the transfer agent before the close of the New York Stock Exchange are processed at that day’s closing price. Investments received after the close of the Exchange are priced at the next day’s closing price.

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The Funds cannot accept post dated checks, third party checks, money orders or credit card convenience checks, nor can the Funds hold investments to be processed at a later date.

By Check:

•	Complete and sign the application.

•	Make check payable to “Longleaf Partners Funds.”

•	Indicate on account application and check the amount to be invested in each fund.

•	Mail application and initial investment to:

By U.S. Mail:	By overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P. O. Box 9694	c/o PFPC Inc.
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

By Wire Transfer:

•	Call the Funds at (800) 445-9469 (option 0) to establish a new account.

•	Be prepared to fax a completed account application.

•	You will receive an account number. Please note this number on the top of your application.

•	Using your new account number, instruct your bank to wire funds as follows:

PNC Bank
Pittsburgh, PA
ABA #031000053
Account Number: 8606905185
Specify Longleaf Partners Funds #
   #133 (Partners Fund)
   #136 (International Fund)
   #134 (Small-Cap Fund)
For credit to: (your name as account is registered)
Shareholder account #: (your account number)

•	You must send the original application to the transfer agent Until the Funds receive your signed application, your account will be subject to back up withholding and no redemptions can be paid.

Individual Retirement Accounts. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA, SEP or Simple IRA. The kit contains an explanation of tax considerations, information on the Trustee, State Street Bank and Trust Co., and instructions for opening your retirement account. The minimum initial investment for an IRA account is $10,000. The minimum is usually satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.

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Additional Investments

There is no minimum required for subsequent investments, unless you have requested automatic monthly investment.

By Check. Send your check with the remittance stub from your account statement or with an instruction letter to our transfer agent, PFPC. Your communication must contain name, address, and account number. Designate on your check and remittance stub the particular Fund(s) in which you are investing. The Funds cannot accept post dated checks, third party checks, money orders or credit card convenience checks.

By Wire Transfer. Follow the wire instructions shown previously. These instructions also appear on the reverse side of your account statement.

By Telephone and Electronic Transfer. You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must include a voided check. You may purchase shares of the Funds by calling the transfer agent at (800) 445-9469 (option 0) to initiate an electronic transfer from your bank account. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Your purchase price will be the net asset value computed on the next business day following your telephone purchase request. Your initial investment cannot be made by electronic transfer.

By Automatic Monthly Investment. You may establish an automatic monthly investment of $100 or more by completing the designated section on your account application or by sending written instructions to our transfer agent. You must include a voided check with your request. We do not charge a fee for this service. Consult your banking institution about any fees that it may charge. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Transfers will occur on the business day on or about the 21st of each month. You can stop or change the amount of your automatic monthly investment by calling us at (800) 445-9469 (option 0). If stopped, you can restart your monthly investment by calling us at (800) 445-9469 (option 0) within 6 months of the time your automatic investment was stopped. You must send written instructions to make other changes to your automatic investment or to restart your automatic investment if it has been stopped for more than 6 months.

Certificates. If you would like to receive Fund share certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate bond.

Returned Checks or Rejected Transfers. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason,

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including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account and may reject future purchases.

Exceptions To Investment Minimum And Closed Funds

Prior Approval for Exceptions. Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment.

Exceptions to $10,000 Investment Minimum. The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

•	Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

•	Persons who are employed by or are individual participants in institutional accounts of at least $2,000,000 in one of the Funds or in an account managed by Southeastern may open one or more accounts in any of the open funds for an initial investment of $5,000.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.

Closed Fund Exceptions. The Small-Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in this Fund for an initial investment of $10,000:

•	Immediate family members of shareholders of the Small-Cap Fund.

•	Financial advisors and consultants having clients who have maintained accounts in the Small-Cap Fund since its closing date may add new clients.

•	Institutions and affiliates of institutions having an investment advisory relationship with Southeastern of at least $2,000,000.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.

If you redeem your Small-Cap Fund account below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.

How To Redeem Shares

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or

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more at least 5 business days before sending the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing your redemption.

Redemption and Exchanges By Telephone. Investors who have established telephone redemption and exchange privileges may redeem or make exchanges of up to $100,000 over the telephone. Telephone redemptions may not be made from IRA accounts. Accounts with address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee. The following procedures are applicable:

•	You may establish telephone redemption and exchange privileges when completing the account application or you may request the service by sending a written request to our Transfer Agent.

•	Call (800) 445-9469 (option 0) if you have established telephone redemption and exchange privileges on your account.

•	Exchanges into new accounts must meet the $10,000 minimum.

•	Proceeds of redemptions will be sent only to the address of record or in accordance with previously established bank instructions.

•	Calls received before the close of the New York Stock Exchange receive that day’s price.

•	Calls received after the close of the New York Stock Exchange receive the next day’s price.

•	The Funds may not hold a redemption request to be processed at a later date.

Please retain the confirmation number assigned to your telephone redemption or exchange as proof of your trade. You cannot change or cancel a telephone redemption or exchange request after the transaction has been placed. The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.

Redemptions By Letter. The following information must be included in a redemption request:

•	Your account number;

•	Fund name — Partners Fund (#133); International Fund (#136); Small-Cap Fund (#134);

•	The amount of the redemption, specified in either dollars or shares;

•	The signatures of all owners, exactly as they are registered on the account;

•	Medallion Signature Guarantees for redemptions over $100,000 or if the proceeds will be sent to a destination not previously established on the account;

•	Fund Certificates, if any have been issued for the shares being redeemed;

•	Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

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Please call our transfer agent at (800) 445-9469 (option 0) if you have questions about these requirements.

Redemption requests and required documentation should be sent as follows:

By U.S. Mail:	By Overnight Courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

Distributions and transfers from IRA accounts are subject to additional requirements. Please obtain our “Retirement Account Distribution Form,” “IRA Transfer & Conversion Form,” or consult your tax advisor when redeeming from your retirement account.

Automatic Withdrawals. You may establish automatic withdrawals from your account by sending written instructions to the transfer agent. You may request withdrawals monthly, quarterly, semi-annually or annually. Withdrawals will be processed on or about the 21st day of the month they are scheduled to occur. You can stop or change the amount of your automatic withdrawal by calling us at (800) 445-9469 (option 0). If stopped, you can restart your automatic withdrawal by calling us at (800) 445-9469 (option 0) within 6 months of the time your systematic withdrawal was stopped. You must send written instructions to make other changes or to restart these withdrawals if they have been stopped for more than 6 months.

Collected Funds. Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. Any portion of a redemption request not covered by collected funds may be delayed for up to 15 days from the date of purchase, or until your check has cleared, to ensure that collected funds have been received.

Redemption Price and Fees. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares’ original cost. The Funds do not charge redemption fees.

Account Changes. You may change the address on your account by calling us at (800) 445-9469 (option 0), while accessing your account information on our website at www.longleafpartners.com, or by sending a written request to our transfer agent, PFPC. Other changes to your account registration or account privileges must be made in writing.

Medallion Signature Guarantee. A Medallion Signature Guarantee is required when:

•	You are redeeming more than $100,000 or are requesting a transfer or exchange for more than $100,000.

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•	You are requesting that a redemption be sent to an address or bank instructions other than those already established for your account.

•	You are requesting a transfer, rollover, or other distribution of more than $100,000 from your IRA account.

•	You are requesting changes to the ownership of an account with a value greater than $100,000.

•	Your partial redemption request is accompanied by a request to change your account registration or account privileges.

•	You are requesting a redemption within 30 days of a change of address.

•	You are adding or changing bank wire or electronic transfer instructions on your account.

There may be circumstances in addition to those listed above that require a Medallion Signature Guarantee. Please contact us at (800) 445-9469 (option 0) if you have questions regarding these requirements.

Acceptable medallion guarantees may be obtained from banks, brokerage firms or other institutions that are members of either the Securities Transfer Association Medallion Signature Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchange Medallion Program (SEMP). The guarantee must be in original form, as photocopies or fax copies are not accepted. The surety bond coverage of the Medallion Signature Guarantee on your request must be equal to, or greater than, the value of the requested transaction, and the guarantee must have unlimited effectiveness. Notarization is not an acceptable Medallion Signature Guarantee.

Confirmations and Reports. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a consolidated statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments. These reports are available on the Funds’ website at www.longleaf-partners.com, or by calling us at (800) 445-9469 (Option 1).

Purchases and Redemptions Through Brokerage Firms and Other Authorized Institutions. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm’s procedures for buying and selling shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund in accordance with the Funds’ trading agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next

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closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its clients.

Broker/Dealer and Institutional Investments. Upon execution of formal trading agreements, the Funds will accept trade orders from members of the National Association of Securities Dealers (NASD) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901) 761-2474 to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

Payment of Redemptions Exceeding $250,000. The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder’s redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-l, we have reserved the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason, including lack of at least 5 business days advance notice for redemptions of $1,000,000 or more, or requests for redemptions of $1,000,000 or more involving shares which have not been held for at least 90 days prior to the date of the redemption. If securities in lieu of cash are distributed to you, you may incur brokerage commissions when selling the securities and the securities will be subject to prevailing market prices at the time of sale.

How Fund Shares Are Priced

The price at which you buy or sell your Fund shares is referred to as their net asset value or “NAV.” We calculate NAV by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. We determine the NAV once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends.

The values of the Funds’ investments are based on their market values. Securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices

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or, if there are no such prices, the prior day’s closing price. In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Non-registered securities and securities with limited trading markets are valued in good faith by the Board of Trustees.

We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Because the Funds are closed on days that foreign markets may be open, the prices of foreign holdings may change and Fund NAV’s may change on days when investors do not have access to the Funds.

The Statement of Additional Information which is a separate document, contains more information on how we price portfolio securities.

Dividends and Distributions

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds’ investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents or bonds, is usually distributed in late December. Realized capital gains for the 12 months ended October 31 are usually distributed in November. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.

Dividends and Capital Gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distribution’s paid in cash or reinvested by calling us at (800) 445-9469 (option 0).

Taxes

This tax information is general and refers primarily to current federal income tax provisions. These provisions may change after publication of this Prospectus. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

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Taxes on Income Dividends and Capital Gains Distributions. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate. Long-term capital gains from securities held by the Funds for one year or more are taxed at your applicable capital gains rate. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.

Taxes on Sales of Fund Shares. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for one year or more, and is short-term for shares held less than one year. You are responsible for reporting and paying any federal or state taxes which may be due.

Withholding. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.

The Statement of Additional Information contains more information about tax issues relating to the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an

				Net Gains
		Net		(Losses) on
		Asset		Securities	Total	Dividends	Distributions
		Value	Net	Realized	from	from Net	from
		Beginning	Investment	and	Investment	Investment	Capital
		of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund
Year ended Dec. 31,	2002	$24.51	$.04	$(2.08)	$(2.04)	$(.04)	$(.14)
	2001	22.71	.20	2.13	2.33	(.20)	(.33)
	2000	20.49	.15	3.94	4.09	(.15)	(1.72)
	1999	24.39	.28	.34	.62	(.29)	(4.23)
	1998	25.98	.25	3.22	3.47	(.25)	(4.81)

International Fund
Year ended Dec. 31,	2002	12.34	(.06)	(1.99)	(2.05)	—	(.32)
	2001	12.06	.13	1.13	1.26	(.13)	(.85)
	2000	12.02	.35	2.70	3.05	(.38)	(2.63)
	1999	9.97	.06	2.38	2.44	(.06)	(.33)

October 26, 1998 (Initial Public Offering) through December 31,	1998	9.15 (c)	.01	.82	.83	(.01)	—

Small-Cap Fund
Year ended Dec 31,	2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
	2001	22.62	.24	.90	1.14	(.24)	(1.84)
	2000	20.20	.05	2.53	2.58	(.05)	(.11)
	1999	21.95	.08	.79	.87	(.08)	(2.54)
	1998	22.18	.17	2.54	2.71	(.17)	(2.77)

(a)	Annualized

(b)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(c)	Capitalized on August 12, 1998 at $10.00.

(d)	Aggregate, not annualized.

(e)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively.

36

investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

		Net					Ratio of Net
		Asset			Ratio of		(Loss)
Return		Value		Net Assets	Expenses		Income to	Portfolio
of	Total	End of	Total	End of Period	to Average		Average	Turnover
Capital	Distributions	Period	Return(b)	(thousands)	Net Assets		Net Assets	Rate

$(.05)	$(.23)	$22.24	(8.34)%	$4,787,662	.91%		.17%	19.57%
—	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
—	(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
—	(4.52)	20.49	2.18	3,622,109	.92		1.16	50.39
—	(5.06)	24.39	14.28	3,685,300	.93		1.12	43.78

—	(.32)	9.97	(16.51)	1,086,714	1.80	(e)	(.68)	15.86
—	(.98)	12.34	10.47	834,010	1.82	(e)	1.17	32.44
—	(3.01)	12.06	25.93	404,505	1.79	(e)	3.36	69.40
—	(.39)	12.02	24.37	293,613	1.75	(e)	.60	50.32
—	(.01)	9.97	9.02 (d)	75,572	1.75	(e)(d)	.10 (e)	24.05

—	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
—	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
—	(.16)	22.62	12.80	1,476,973	.98		.24	21.94
—	(2.62)	20.20	4.05	1,429,673	.97		.38	47.48
—	(2.94)	21.95	12.71	1,355,364	1.01		.87	52.51

37

Investment Counsel
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

Transfer and Dividend Agent
PFPC Inc.
Westborough, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Independent Public Accountants
PricewaterhouseCoopers LLP
Baltimore, MD
Boston, MA

38

ACCOUNT APPLICATION Send completed application and check to: Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694 For more information, call (800) 445-9469
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, street address, date of birth, a U.S. Tax ID number, and may ask for other information that will allow us to identify you. We may also ask to see a copy of identifying documents. If the account is being opened on behalf of a trust, corporation, partnership, or other entity, we further require information about individuals with authority or control over the account.

We can NOT open your account if you fail to complete relevant information marked as “REQUIRED” below. If we are subsequently unable to verify your identity based on the information provided, your account will be closed and you will receive proceeds based on the next calculated net asset value of the Fund(s) in which you invested. Should we deem it warranted, we may also report a failure to verify your identity to federal authorities in accordance with applicable law.

PLEASE PRINT. Remember to complete the signature section on the next page. Do not use this form for IRA accounts.

☐	I am a U.S. citizen with a U.S. Tax ID (The Funds generally do not accept foreign accounts).

 1. Account Registration – REQUIRED

☐ Individual

OWNER’S NAME (FIRST, INITIAL, LAST) – REQUIRED

OWNER’S U.S. TAX ID – REQUIRED

DATE OF BIRTH – REQUIRED

☐	Joint Tenant with Rights of Survivorship (unless oth- erwise noted)

JOINT OWNER’S NAME (FIRST, INITIAL, LAST) – REQUIRED

JOINT OWNER’S U.S. TAX ID – REQUIRED

DATE OF BIRTH – REQUIRED

☐ Transfer on Death Beneficiary

If you reside in a State that has adopted the Uniform Transfer on Death Registration Act, you may designate a beneficiary who will automatically own the account assets upon your death, outside of probate or other court proceedings. The beneficiary has no rights to the account until after your death.

TOD BENEFICIARY’S NAME (ONE NAME ONLY. FIRST, MI, LAST)

TOD BENEFICIARY’S U.S. TAX ID #

DATE OF BIRTH

☐ Gift to Minor

ADULT CUSTODIAN’S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST) – REQUIRED

CUSTODIAN’S U.S. TAX ID – REQUIRED

DATE OF BIRTH – REQUIRED

MINOR’S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

MINOR’S STATE OF RESIDENCE

MINOR’S U.S. TAX ID

MINOR’S DATE OF BIRTH

☐ Entity Type:

(Example – Corporation, Partnership, Trust etc.)

NAME OF ENTITY – REQUIRED

ADDITIONAL REGISTRATION INFORMATION

ENTITY’S U.S. TAX ID – REQUIRED

DATE OF TRUST (If applicable)

NAME OF TRUSTEE OR AUTHORIZED SIGNER - REQUIRED

SIGNER’S U.S. TAX ID – REQUIRED

DATE OF BIRTH – REQUIRED

ADDITIONAL TRUSTEE OR AUTHORIZED SIGNER

ADDITIONAL SIGNER’S U.S. TAX ID – REQUIRED

DATE OF BIRTH – REQUIRED
 2. Owner’s Street Address – REQUIRED

STREET (P.O. BOX NOT ACCEPTABLE)

OTHER INFORMATION (SUITE, ATTENTION, ETC.)

CITY, STATE, ZIP

( )	( )

DAYTIME PHONE	EVENING PHONE
EMAIL ADDRESS:

3.	Joint Owner’s Street Address – REQUIRED (if different than owner’s address)

STREET (P.O. BOX NOT ACCEPTABLE)

OTHER INFORMATION (SUITE, ATTENTION, ETC.)

CITY, STATE, ZIP

( )	( )

DAYTIME PHONE	EVENING PHONE
EMAIL ADDRESS:

 4. Mailing Address (if different than street address)

P.O. BOX OR ALTERNATE STREET

OTHER INFORMATION (SUITE, ATTENTION, ETC.)

CITY, STATE, ZIP

 5. Initial Investment ($10,000 minimum per Fund account)

NOTE: THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS OR CHECKS DRAWN ON FOREIGN BANKS.

Partners Fund (#133)	$

International Fund (#136)

Small-Cap Fund (#134)	Closed 7/31/97

Total Investment	$

☐ Check	Make payable to Longleaf Partners Funds and mail to the address at the top of this form.

☐ Wire	Prior to wiring funds, call (800) 445-9469 to set up an account. Wire as follows:
PNC Bank
Pittsburgh, PA
ABA #031000053
DDA #8606905185
For Fund #

 (see above)
For credit to: (your name as account is registered)

--------------------------------------------------------------------------

 6. Dividends and Capital Gains Payments

All distributions will be reinvested in additional shares unless otherwise indicated.

☐ Pay all capital gains in cash.

☐ Pay all dividends in cash.

 7. Bank Instructions

Please complete the following information if you would like assets transferred electronically between your bank checking account and the Funds.

BANK NAME	CITY, STATE

ABA ROUTING #	ACCOUNT#

NAME(S) ON ACCOUNT

Please attach a voided check - REQUIRED

 8. Automatic Monthly Investment

You must complete Section 7 of this application. Please indicate the amount of your monthly investment in each fund. Our minimum monthly investment is $100 per Fund. Bank transfers will be processed on or about the 21st of each month.

☐	Transfer the following amount(s) each month

Partners Fund (#133)	$

International Fund (#136)

Small-Cap Fund (#134)

Total Monthly Investment	$

Beginning Date

MM/YY

(Automatic investments normally become active 20 business days after your application is processed. Depending on when your application is received your automatic investment may not begin until the following month.)

 9. Electronic Asset Transfer Options

You must complete Section 7 of this application. Please select the electronic asset transfer options you would like on your account if you would like redemptions and other distributions to be sent directly to your bank checking account. If no option is selected, redemptions and cash distributions will be sent by ACH.

Send redemptions by (choose one):

☐ Fed Wire

☐ ACH

Send cash dividends and/or capital gains by (choose one):

☐ Fed Wire

☐ ACH

 10. Telephone Transaction Options

Purchases, redemptions and exchanges can be made by telephone. Unless declined, the telephone transaction options will be added to your account. Once initiated, telephone transac-
tions can not be canceled.

☐
Do Not Add Telephone Purchase
Purchases can be made by telephone and will be added to your account on the first business day following your call. Purchases CAN NOT be made on the same day your call is placed. Purchases will be deducted from your checking account by electronic transfer. This option will not be added unless you complete Section 7 of this application.

☐
Do Not Add Telephone Redemption
You can redeem up to $100,000 over the telephone. Larger redemptions must be made in writing and require a Medallion Signature Guarantee. Telephone redemptions can only be sent to the existing address of record or bank instructions on your account.

☐
Do Not Add Telephone Exchange
You can exchange up to $100,000 over the telephone between Fund accounts with identical registrations. Exchanges greater than $100,000 must be made in writing and require a Medallion Signature Guarantee.

 11. Duplicate Statements

Please send a copy of my account statements to:

NAME (FIRST, INITIAL, LAST)

COMPANY NAME

STREET OR P.O. BOX NUMBER

CITY, STATE, ZIP

 12. Signature – REQUIRED by each owner

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number, and

2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person.

☐	CROSS OUT ITEM 2, ABOVE, AND CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED ABOVE.

By signing this application, I also certify that:

•	I have received and read the prospectus for the Fund and I agree to its terms. I have the authority and legal capacity to purchase mutual fund shares, am of legal age and believe each investment to be suitable for me.

•	I understand that this Fund is not a bank, and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC.

•	I ratify any instructions, including telephone instructions, given on this account. I understand that the Fund or PFPC will employ reasonable procedures to verify my identity and to confirm the genuineness of my instructions. I agree that neither the Fund(s) nor PFPC will be liable for any loss, cost, or expense for following the Funds’ anti-money laundering procedures and/or following reasonable procedures designed to prevent unauthorized transactions.

☐	For entities, the following persons are, and will continue to be, authorized signers for this account unless the Fund receives instructions to the contrary. At least __________________________________________________ (insert #) authorized signature(s) are required to execute transactions. If left blank, one authorized signer may execute transactions.
X

SIGNATURE OF OWNER/AUTHORIZED SIGNER	DATE

PRINT NAME

X

SIGNATURE OF JOINT OWNER/AUTHORIZED SIGNER	DATE

PRINT NAME

X

ADDITIONAL AUTHORIZED SIGNER	DATE

PRINT NAME

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing in the Longleaf Partners Funds, and more information on Fund operations in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a copy by visiting our website or calling (800) 445-9469 (option 1).

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, please visit our website or call (800) 445-9469 (option 1).

The Securities and Exchange Commission maintains an Internet website that contains the Funds’ periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC’s website at http://www.sec.gov.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
www.longleafpartners.com
(800) 445-9469

LLP0915-Prospectus

LONGLEAF PARTNERS FUNDS SM
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2003
SUPPLEMENT DATED
September 15, 2003

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS INTERNATIONAL FUND
LONGLEAF PARTNERS SMALL-CAP FUND
Series of
LONGLEAF PARTNERS FUNDS TRUST

• Fund History	1

• Investment Objectives and Policies	1

• Classification of Investment Objectives and Restrictions	2

• Fundamental Investment Restrictions	2

• Non-Fundamental Investment Restrictions	5
• Additional Information About Types of Investments and Investment Techniques

Repurchase Agreements	6

Warrants	6

Real Estate Investment Trusts	7

Futures Contracts	7

Options on Securities and Stock Indices	7

Foreign Currency Contracts	9

Lending of Portfolio Securities	10

Swaps	10

Short Sales	10

• Proxy Voting	11

• Portfolio Turnover	11

• Boards of Trustees	12

• Compensation Table	14

• Ownership of Fund Shares by Trustees	15

• Other Information Concerning the Boards of Trustees	16

• Control Persons and Principal Holders of Securities	18

• Investment Advisory Services	18

• Fund Administration	19

• Other Service Providers	20

• Allocation of Brokerage Commissions	21

• Capital Stock and Indemnification Rights	22

• Purchase, Redemption, and Pricing of Shares	24

• Additional Tax Information	25

• Investment Performance and Total Return	27

• Table of Bond and Preferred Stock Ratings	29
• Financial Statements

Report of Independent Public Accountants	31

Partners Fund Portfolio of Investments	32

International Fund Portfolio of Investments	34

Small-Cap Fund Portfolio of Investments	37

Other Financial Statements	39

• Appendix A — Proxy Voting Policies and Procedures	51

Managed by

Southeastern Asset Management, Inc.
6410 Poplar Avenue; Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469; www.longleafpartners.com

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, SUPPLEMENT DATED SEPTEMBER 15, 2003 IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, DATED MAY 1, 2003, SUPPLEMENT DATED SEPTEMBER 15, 2003 WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CALLING (800) 445-9469.

LONGLEAF PARTNERS FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS INTERNATIONAL FUND
LONGLEAF PARTNERS SMALL-CAP FUND

FUND HISTORY

Organization. Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) — Initial public offering — April 8, 1987.

Longleaf Partners International Fund — Initial public offering — October 26, 1998.

Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) — Initial public offering — February 21, 1989; closed to new investors, effective July 31, 1997.

Significance of Fund Names. The name “Longleaf”, derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word “Partners.” In selecting portfolio investments, Southeastern Asset Management, Inc. (“Southeastern”), the Funds’ Investment Counsel, seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term “partners” with management of the companies in the portfolios. Correspondingly, Southeastern’s own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a “partner” with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as “partners” with Fund management.

INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with three series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

Longleaf Partners Fund

Investment Objective — Long-term capital growth.

Investment Policy — Invests primarily in equity securities of mid to large-cap companies.

Longleaf Partners International Fund

Investment Objective — Long-term capital growth through investment primarily in equity securities of international or foreign issuers.

Investment Policy — Invests at least 65% of total assets in the equity securities of international or foreign issuers domiciled or operating primarily in at least three countries other than the United States.

Longleaf Partners Small-Cap Fund

Investment Objective — Long-term capital growth.

Investment Policy — Invests at least 80% of net assets plus any borrowings for investment purposes in equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are within the range of companies included in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire Small-Cap 1750 Index. This capitalization range will change over time. At March 31, 2003, the top of this range was $4.4 billion.

CLASSIFICATION OF INVESTMENT OBJECTIVES AND RESTRICTIONS

The Funds have adopted certain investment objectives and restrictions as “fundamental.” Those investment objectives and restrictions cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, “approval of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objective of the International Fund is non-fundamental. The investment policies of all of the Funds, shown in the prior section, are not fundamental. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Non-Diversification. The Funds are all classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards. The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two “baskets” or groups of holdings — a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. Within the diversified basket, consisting of at least 50% of a Fund’s total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls (as defined by the Internal Revenue Code) and which are engaged in the same or similar trades or businesses or related trades or businesses.

Industry Concentration. The Partners Fund and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System (“NAICS”) or other publicly available information. Industry category groupings shown in the Funds’ printed financial reports sent to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

Other Investment Restrictions. The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR PARTNERS AND

SMALL-CAP FUNDS

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

•	Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities.

•	Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

•	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

•	Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

•	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

•	Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE INTERNATIONAL FUND

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

•	Industry Concentration. The Fund will not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

•	Senior Securities. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value at least equal to the future obligations.

•	Borrowing. The Fund may not borrow money, except as permitted by applicable law.

Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

•	Underwriting. The Fund may not act as an underwriter of securities issued by others, except insofar as the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.

Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

•	Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

•	Lending. The Fund may not make loans to other persons except through the lending of securities held by it as permitted by applicable law, through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

•	Real Estate. The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restrictions which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

•	Purchase restricted (non-registered) or “illiquid” securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

•	Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940 (for each holding, 5% of the Fund’s total assets, 3% of the company’s voting stock, with not more than 10% of the Fund’s total assets invested in all such investment companies) provided such acquisitions are made in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker’s commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction.

•	Make short sales of equity portfolio securities whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed, at the time an order is placed, the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.

•	Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

•	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

•	Pledge, mortgage or hypothecate its assets except in connection with borrowings which are otherwise permissible.

•	Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS

AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern Asset Management, Inc. (“Southeastern”) as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is “covered.” A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to seek to minimize the exposure from a change in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the foreign currency exposure risk to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged against foreign currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

Swaps. The Funds may enter into swaps involving equity interests, indexes, and currencies without limit. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single stock or a basket of stocks. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Short Sales. The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary’s shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

PROXY VOTING

The Boards of Trustees have authorized Southeastern as the Funds’ investment manager to vote proxies relating to the Funds’ portfolio securities in accord with the Proxy Voting Policies and Procedures attached as Appendix A. Also, beginning with the period ending June 30, 2004, the Funds will make available information regarding how the Funds voted proxies for the most recent 12-month period ended June 30. The Funds intend to make this information available without charge by phone, on the Funds’ website, and on the SEC’s website, www.sec.gov.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund’s portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds’ investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% generally occur because companies in the portfolio are acquired by other companies or reach their appraised or intrinsic value during the year and are sold. The proceeds of these sales may then be applied to purchase new positions having a lower price to value ratio. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Turnover rates greater than 100% involve greater transaction costs.

The portfolio turnover rates of the Funds for the past three years are as follows:

	2002	2001	2000

Partners Fund	19.57%	18.43%	20.48%

International Fund	15.86%	32.44%	69.40%

Small-Cap Fund	16.91%	40.39%	21.94%

BOARDS OF TRUSTEES

Each of the Funds is operated by its Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern Asset Management, Inc. (“Southeastern”). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (54) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Chairman of the Board; Co-Portfolio Manager	Partners Fund – 1987 International Fund – 1998 Small-Cap Fund – 1989

G. Staley Cates, CFA, (38) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee; Co-Portfolio Manager	Partners Fund – 1999 International Fund – 1999 Small-Cap Fund – 1999

Margaret H. Child (47) 150 Federal Street Boston, MA 02110	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (52) 143 Page Brook Road Carlisle, MA 01741	Trustee	Partners Fund – 1993 International Fund – 1998 Small-Cap – 1993

Daniel W. Connell, Jr. (54) One ALLTEL Stadium Place Jacksonville, FL 32202	Trustee	Partners Fund – 1997 International Fund – 1998 Small-Cap Fund – 1997

Steven N. Melnyk (55) 1535 The Greens Way Jacksonville Beach FL 32250	Trustee	Partners Fund – 1991 International Fund – 1998 Small-Cap Fund – 1991

C. Barham Ray (56) 845 Crossover Lane, Ste. 140 Memphis, TN 38117	Trustee	Partners Fund – 1992 International Fund – 1998 Small-Cap Fund – 1992

Perry C. Steger (41) 11500 North Mopec Expressway Austin, TX 78759	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

* Mr. Hawkins and Mr. Cates are directors and officers of Southeastern Asset Management, Inc. and as such are classified as “interested” Trustees. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

The membership of each Board of Trustees is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

President, Southeastern Asset Management, Inc.	3

Chief Marketing and Business Development Officer for a Boston law firm since 1999; Director of Marketing, Memphis office (1991-98), Atlanta office (1998-99), Arthur Andersen LLP (accounting firm)	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	3

Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise)	3

Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. (1989-Present)	3	Director, First Coast Community Bank Fernandina Beach, FL

Chairman of the Board, SSM Corp. (venture capital firm)	3	Director, Financial Federal Savings Bank, Memphis, TN

Vice President, Steger and Bizzell Engineering, Inc. since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

2002 COMPENSATION TABLE

The following table provides information on fees paid to each Trustee for Board service during 2002:

	Aggregate Compensation from Each Fund
				Total
	Partners	International	Small-Cap	Compensation From
Name	Fund	Fund	Fund	All Funds(2)(3)

O. Mason Hawkins*	None	None	None	None

G. Staley Cates*	None	None	None	None

Margaret H. Child*(1)	$20,000	$15,000	$15,000	$50,000

Chadwick H. Carpenter, Jr.	20,000	15,000	15,000	50,000

Daniel W. Connell, Jr.	20,000	15,000	15,000	50,000

Steven N. Melnyk	20,000	15,000	15,000	50,000

C. Barham Ray	20,000	15,000	15,000	50,000

Perry C. Steger	20,000	15,000	15,000	50,000

 * Interested Trustee

(1)	Ms. Child is classified as an “interested” Trustee because she performs certain operational and administrative functions for the Funds in Massachusetts, their state of organization. She is not employed by Southeastern Asset Management, Inc. and accordingly receives no compensation from Southeastern.

(2)	The Funds have no pension or retirement plan for Trustees.

(3)	The Funds also reimburse the outside Trustees for lodging and travel expenses incurred in attending Board meetings.

OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table provides information on the range of ownership of Fund shares at December 31, 2002 by individual members of the Funds’ Boards of Trustees.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by Trustee
	Dollar Range of Equity	in Family of Investment
Name of Director	Securities in Each Fund	Companies

Affiliated or Interested Trustees

O. Mason Hawkins, CFA	Partners Fund – Over $100,000 International Fund – Over $100,000 Small-Cap Fund – Over $100,000	Over $100,000

G. Staley Cates, CFA	Partners Fund – Over $100,000 International Fund – Over $100,000 Small-Cap Fund – Over $100,000	Over $100,000

Margaret H. Child	Partners Fund – Over $100,000 International Fund – Over $100,000 Small-Cap Fund – Over $100,000	Over $100,000

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr.	Partners Fund – Over $100,000 International Fund – Over $100,000 Small-Cap – Over $100,000	Over $100,000

Daniel W. Connell, Jr.	Partners Fund – Over $100,000 International Fund – Over $100,000 Small-Cap Fund – Over $100,000	Over $100,000

Steven N. Melnyk	Partners Fund – $50,001–$100,000 International Fund – $10,001–$50,000 Small-Cap Fund – $10,001–$50,000	Over $100,000

C. Barham Ray	Partners Fund – Over $100,000 International Fund – $50,001–$100,000 Small-Cap Fund – Over $100,000	Over $100,000

Perry C. Steger	Partners Fund – Over $100,000 International Fund – $10,001–$50,000 Small-Cap Fund – $10,001–$50,000	Over $100,000

OTHER INFORMATION CONCERNING THE BOARDS OF TRUSTEES

Board Committees. The Board has established an Audit Committee and has adopted a charter. Mr. Melnyk serves as Chairman. The Audit Committee, composed of all independent or non “interested” Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm in a formal meeting on March 5, 2003, after completion of the audit for the fiscal year ended December 31, 2002.

Factors Considered By The Boards Of Trustees In Recommending Approval Of The Investment Counsel Agreement And The Fund Administration Agreement With Southeastern Asset Management, Inc. The Boards of Trustees consider a wide range of factors in adopting the Investment Counsel Agreement and the Fund Administration Agreement and recommending ratification and extension of the terms of these Agreements by shareholders. These factors include: a review of the investment strategy employed by Southeastern as Investment Counsel; its investment reputation and success in implementing its philosophy in the management of institutional and private accounts since its formation in 1975; its financial and employment stability; its support in building Fund assets; the level of personal investment in the Funds by its principals; and the separate investment performance of each Fund for recent periods and since inception.

Under Southeastern’s investment philosophy, superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, stocks are viewed as ownership units in a business enterprise which has an unrecognized business or “intrinsic” value subject to determination through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Stocks which can be identified and purchased at a price significantly discounted from this intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Information on the investment performance of the Funds is shown on page 27, and similar information is considered each year by the Boards in comparison with relevant benchmarks.

The Boards also consider other support provided by Southeastern which goes beyond providing pure investment advice, such as the following:

Building of Fund Assets. Southeastern has been instrumental in building each Fund’s assets, particularly during the first several years of its life. Substantial investments had been made by Mr. Mason Hawkins, Chairman, other Southeastern personnel, and Southeastern’s profit sharing plan. At March 31, 2003, Southeastern’s directors, officers, employees, their family members and Southeastern’s profit sharing plan formed one of the largest group of related shareholders of each Fund. As a result, Southeastern’s officers and employees are personally investing as partners with other Fund shareholders, and are subject to the same risks and rewards.

Additionally, a number of large accounts are the result of Southeastern’s institutional contacts. Consultants and fee paid investment advisers who have long relationships with Southeastern and its other funds have recommended the Funds as an investment medium for individual or institutional clients. As a result, many large shareholders of the Fund have a prior relationship with Southeastern and have invested in the Funds because of an existing confidence level in Southeastern’s investment management capabilities.

Possible Future Application of Expense Limitation. Should expenses of operation exceed the expense limitation, Southeastern would be required to continue the fee reduction which occurred during the first year of operations of each Fund. In the future, a decrease in assets and/or an increase in expenses could cause other reductions in management fees.

Possible Assumption of Loss on Processing Errors. Under the Fund Administration Agreement, Southeastern determines the daily per share net asset value of the Funds, a price used by the Fund’s transfer agent in processing shareholder purchases and redemptions. The Fund Administration Agreement contains normal language relieving Southeastern from monetary liability for processing errors caused by factors other than gross negligence or reckless disregard of its contractual responsibilities. However, it is possible that Southeastern could be required to absorb losses for pricing or processing errors caused by mistake or simple negligence. As a result, Southeastern might be required in the future to assume financial responsibility for any pricing or other processing losses which it might cause.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at March 31, 2003, and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

Longleaf Partners Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	17.3%

Clients of National Financial Services Corp., a brokerage firm	6.0

CTC Illinois Trust FBO Sun Microsystems Deferred Retirement Savings Plan	5.4

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	2.2

Longleaf Partners International Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	26.0

O. Mason Hawkins, Chairman of the Board of Trustees	6.2

Henry R. Fett TTEE U/A DTD 12/20/99, 1999 Irrevocable US Annuity & Gift Trust; and Eternity Limited	6.1

Clients of National Financial Services, Corp., a brokerage firm	5.1

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	1.8

Longleaf Partners Small-Cap Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	26.0

Clients of National Financial Services, Corp., a brokerage firm	6.9

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	6.2

INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. (“Southeastern”), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund’s Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the Company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $16 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 19 through 21.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses. For the Partners and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.50% of each Fund’s average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

	2002	2001	2000

Partners Fund	$36,538,690	$31,875,946	$26,177,108

International Fund	15,084,224	9,774,863	5,031,181

Small-Cap Fund	13,961,959	12,871,591	10,832,028

FUND ADMINISTRATION

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

•	Preparation and maintenance of all accounting records

•	Preparation or supervision of preparation and filing of required financial reports and tax returns

•	Federal and state securities registrations and reports of sales of shares

•	Calculation of daily net asset value per share

•	Preparation and filing of prospectuses, proxy statements, and reports to shareholders

•	General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets for the services provided by Southeastern, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

	2002	2001	2000

Partners Fund	$4,738,498	$4,116,798	$3,356,948

International Fund	1,005,616	651,658	335,412

Small-Cap Fund	1,728,263	1,582,881	1,310,937

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and other communications; (vii) expenses of meetings of shareholders and meetings of the Boards of Trustees; (viii) external expenses related to pricing the Funds’ portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements. Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to November 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days’ written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

OTHER SERVICE PROVIDERS

Custodian of Fund Assets. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the foreign custody manager for the Funds with respect to foreign securities, using foreign sub-custodians which participate in its global custody network.

Transfer Agent. PFPC Inc. (“PFPC”), located at 4400 Computer Drive, Westborough, MA 01581-5120, an affiliate of The PNC Financial Services Group, Inc., is the transfer agent and dividend disbursing agent. PFPC maintains all shareholder accounts and records; processes all transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations, statements, tax forms, and correspondence; issues stock certificates; and handles all account inquiries.

Independent Public Accountants. PricewaterhouseCoopers LLP is the Fund’s independent public accounting firm. The Funds are served by the Baltimore office, located at 250 West Pratt Street, Suite 2100, Baltimore MD 21201, and by the Boston office, located at 160 Federal Street, Boston, MA 02110.

Legal Counsel. Dechert, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Andrew R. McCarroll, Vice President and General Counsel of Southeastern, and Michael J. Wittke, Vice President and Assistant General Counsel of Southeastern, perform legal services for the Funds under Southeastern’s contract as Fund Administrator, which includes responsibility for preparing registration statements and other regulatory filings for the Funds.

Service Awards. In order to promote quality service for the benefit of Fund shareholders, Southeastern may give special recognition or financial rewards to employees of service providers such as the Funds’ transfer agent and fulfillment agent. Such reward programs are designed to recognize employees of these Fund service providers who excel in meeting our shareholders’ needs. Costs associated with these reward programs are paid by Southeastern.

ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as “brokers”) for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve “best execution.”

3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and for other services which benefit the Fund directly through reduction of the Fund’s expense obligations, such as a reduction in the Fund’s share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund’s policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

5. Sales of a Fund’s shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish “best execution”, as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund’s other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds’ portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through non-affiliated brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

	2002	2001	2000

Partners Fund	$6,375,082	$3,963,379	$3,993,047

International Fund	3,005,376	1,964,609	1,497,645

Small-Cap Fund	2,868,466	2,956,751	464,133

CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the “Trust”) is a Massachusetts business trust which presently has three separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund’s Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the person’s duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, PFPC, are described on pages 24 through 31 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, we value all Fund assets daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is dividend by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:

Net Assets
	equals	Net Asset Value Per Share

Shares Outstanding
The net asset value per share for each of the Longleaf Partners Funds as shown in the Statements of Assets and Liabilities for the year ended December 31, 2002, shown on page 39, was calculated as follows:

Partners Fund		International Fund		Small-Cap Fund

$4,787,661,657		$1,086,714,346		$1,677,194,095
	= $22.24		= $9.97		= $20.33
215,310,183		109,023,414		82,506,659

In valuing Fund assets, we apply the following procedures:

(1)	Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price;

(2)	In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities;

(3)	When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees;

(4)	The fair value of short-term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

(5)	The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

(6)	Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Funds’ net asset value may not take place contemporaneously with the determination of the closing prices of some foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded. The Funds follow the practice of converting closing market prices denominated in foreign currency to U.S. dollars using the mid-day currency exchange rates.

The Funds expect to follow their standard procedures in valuing foreign securities even though there may be interim market developments which could have an effect on the net asset value. However, should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax or state taxation in the Commonwealth of Massachusetts on its investment company taxable income and any net realized capital gains which are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to federal income tax and to taxation by the Commonwealth of Massachusetts on these amounts. To qualify again for favorable tax treatment under the Internal Revenue Code, the Fund must distribute all undistributed earnings and profits to shareholders, who then would be subject to taxation on the amounts distributed.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a “passive foreign investment company” and the Fund is able to treat the foreign corporation as a “qualified electing fund” under the Code or under special rules applicable to registered investment companies, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute. Alternatively, the Fund may elect to “mark to market” shares in a “passive foreign investment company.” If this election is made, the stock in a “passive foreign investment company” is marked to market (treated as if it were sold) at the close of the Fund’s taxable year. If the “passive foreign investment company” stock is in an unrealized gain position at that time, the Fund will recognize the gain as ordinary income which is subject to the Fund’s distribution requirements. If the “passive foreign investment company” stock is in an unrealized loss position, the losses are permitted to be recognized, but only to the extent of “mark to market” gains previously taken into account on that stock.

INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

“Average Annual Total Return” shall mean the average annual compounded rate of return, computed according to the following formula:

p(1+T) to the nth power = ERV

Where	P	=	a hypothetical initial investment of $1,000
	T	=	average annual total return
	n	=	number of years (or fractional portions thereof)
	ERV	=	ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns of each of the Funds for the years ended December 31 for the past ten years or since inception, if shorter, are as follows:

	Partners	International	Small-Cap
	Fund	Fund	Fund

2002	(8.34)%	(16.51)%	(3.74)%

2001	10.34	10.47	5.45

2000	20.60	25.93	12.80

1999	2.18	24.37	4.05

1998	14.28	9.02 *	12.71

1997	28.25	—	29.04

1996	21.02	—	30.64

1995	27.50	—	18.61

1994	8.96	—	3.64

1993	22.20	—	19.83

* Partial year

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 2002, are as follows:

Partners Fund

Five years ended 12/31/02	7.33%

Ten years ended 12/31/02	14.14

International Fund

From Initial Public offering on 10/26/98 through 12/31/02	11.47

Small-Cap Fund

Five years ended 12/31/02	6.07

Ten years ended 12/31/02	12.80

Investment Performance Information. The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron’s, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information. Average annual total return information may be useful to investors in considering each Fund’s past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund’s total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and generally more numerous securities than the Funds’ portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds’ total returns are shown in the Prospectus on pages 9, 11, and 13.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund’s total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds’ investment objectives will be achieved.

TABLE OF BOND AND PREFERRED STOCK RATINGS

Description of Moody’s Investors Service, Inc. corporate bond ratings:

Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Investors Service, Inc. preferred stock ratings:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Description of Standard & Poor’s Corporation corporate bond and preferred stock ratings:

AAA — Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A — Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB — Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC — Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B — Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC — Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (–): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2002, audited by PricewaterhouseCoopers LLP, the Fund’s independent accountants, are included in the printed Annual Report to Shareholders of the Funds. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Accountants dated January 31, 2003 are included as a part of this Statement of Additional Information on the following pages.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of

Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, (comprising Longleaf Partners Funds Trust, hereafter referred to as the “Funds”) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

Partners Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock 85.1%
		Broadcasting and Cable 12.8%

6,283,890	*	Comcast Corporation – Class A	$148,111,287

9,978,000	*	Comcast Corporation – Class A Special	225,403,020

22,328,400	*	General Motors Corporation – Class H	238,913,880

			612,428,187

		Entertainment 6.5%

19,046,000		The Walt Disney Corporation	310,640,260

		Environmental Services 5.2%

1,885,200	*	Allied Waste Industries, Inc.	18,852,000

9,960,100		Waste Management, Inc.(d)	228,285,492

			247,137,492

		Lodging 9.8%

18,050,700		Hilton Hotels Corporation	229,424,397

7,360,000		Marriott International, Inc.	241,923,200

			471,347,597

		Multi-Industry 10.0%

5,000,000		General Motors Corporation	184,300,000

14,386,570		Vivendi Universal SA (Foreign)(c)	232,328,764

4,141,900		Vivendi Universal SA ADR (Foreign)	66,560,333

			483,189,097

		Natural Resources 9.8%

10,257,000	*	Pioneer Natural Resources Company(b)	258,989,250

3,342,590		Plum Creek Timber Company, Inc.	78,885,124

2,900,000		Rayonier Inc.(b)	131,225,000

			469,099,374

		Property & Casualty Insurance 9.6%

12,057,000		Aon Corporation	227,756,730

61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	230,329,115

			458,085,845

		Publishing 3.9%

2,973,300		Knight Ridder, Inc.	188,061,225

		Real Estate 2.6%

13,284,900		Trizec Properties, Inc.(b)	124,745,211

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Restaurants 5.0%

9,880,000	*	Yum! Brands, Inc.	$239,293,600

		Telecommunications 3.5%

3,598,500		Telephone and Data Systems, Inc.	169,201,470

		Transportation 6.4%

5,615,000		FedEx Corporation(c)	304,445,300

		Total Common Stocks (Cost $4,033,175,828)	4,077,674,658

Principal
Amount

Corporate Bonds 6.9%
Telecommunications 6.9%

230,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12 (Cost $230,000,000)	330,498,500

Short-Term Obligations 10.1%

181,532,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase price $181,535,026 (Collateralized by U.S. government agency securities)	181,532,000

300,000,000	U.S. Treasury Bills, 1.14%-1.23% due 1-2-03 to 1-30-03	299,858,972

		481,390,972

Total Investments (Cost $4,744,566,800)(a)	102.1%	4,889,564,130

Other Assets and Liabilities, Net	(2.1)	(101,902,473)

Net Assets	100.0%	$4,787,661,657

Net asset value per share		$22.24

* Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $683,584,785 and $(538,587,455), respectively.
(b)	Affiliated Company. See Note 7.

(c) All or a portion designated as collateral for forward currency contracts. See Note 10.
(d) See Note 11.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 11% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

215,000,000	Euro 6-27-03	$224,055,881	$(13,570,480)

11,500,000,000	Japanese Yen 3-28-03	97,226,166	(7,056,896)

14,500,000,000	Japanese Yen 6-27-03	122,997,288	(1,697,365)

		$444,279,335	$(22,324,741)

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock and Warrants 101.2%
		Automobiles 5.3%

1,224,000		Renault SA (France)(d)	$57,513,872

		Broadcasting and Cable 23.2%

2,380,018		The News Corporation Limited (Australia)	15,385,217

1,385,000		The News Corporation Limited ADR (Australia)(d)	36,356,250

2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(d)	64,984,116

8,499,700		Shaw Communications Inc. – Class B (Canada)(d)	87,376,916

64,104	*	SKY Perfect Communications Inc. (Japan)(d)	48,616,836

			252,719,335

		Food 5.2%

9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	56,946,035

		Multi-Industry 18.8%

127,134,000	*	BIL International Limited (Singapore)(b)(d)	31,884,284

1,167,900		Brascan Corporation (Canada)	23,471,848

5,358,000		Fiat S.p.A. (Italy)(d)	43,572,403

341,400	*	Fiat Warrants 1-31-07 (Italy)	101,381

6,315,000		Vivendi Universal SA (France)(d)	101,980,955

209,000		Vivendi Universal SA ADR (France)	3,358,630

			204,369,501

		Natural Resources 0.4%

3,349,996	*	Gendis Inc. (Canada)(b)(c)	4,241,038

		Property & Casualty Insurance 19.4%

712,700		Fairfax Financial Holdings Limited (Canada)(d)	54,636,724

1,000,000		The Fuji Fire & Marine Insurance Company, Ltd. (Japan)	1,904,441

27,016,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	101,762,468

9,016,000		Sompo Japan Insurance Inc. (Japan)(d)	52,650,948

			210,954,581

		Publishing 3.5%

3,763,000		Hollinger International Inc. (Canada)(d)	38,232,080

		Real Estate 2.8%

3,195,000		Trizec Properties, Inc. (United States)(d)	30,001,050

		Restaurants 5.4%

2,418,000	*	Yum! Brands Inc. (United States)	58,563,960

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Retail 0.7%

892,000		Tokyo Style Co., Ltd. (Japan)(d)	$7,561,742

		Technology 5.6%

406,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	7,130,900

3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	54,155,060

			61,285,960

		Telecommunications 10.9%

4,930,400	*	Amdocs Limited (Israel)	48,416,528

23,550,000		Cable & Wireless plc (United Kingdom)(d)	16,964,947

14,510		Nippon Telegraph and Telephone Corporation (Japan)(d)	52,699,166

			118,080,641

		Total Common Stocks and Warrants (Cost $1,270,912,408)	1,100,469,795

Short-Term Obligations 5.7%

36,612,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase price $36,612,610 (Collateralized by U.S. government agency securities)		36,612,000

25,000,000	U.S. Treasury Bill, 0.92% due 1-9-03		24,994,944

			61,606,944

Total Investments (Cost $1,332,519,352)(a)		106.9%	1,162,076,739
Shares

Common Stock Sold Short (5.9)%
	Automobiles (5.9)%

(8,253,000)	Nissan Motor Co., Ltd. (Japan) (Proceeds $50,459,598) (a)	(5.9)	(64,399,410)

Other Assets and Liabilities, Net		(1.0)	(10,962,983)

Net Assets		100.0%	$1,086,714,346

Net asset value per share			$9.97

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $54,253,675 and $(238,636,100), respectively.
(b)	Affiliated company. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral on forward currency contracts and short sales. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

28,000,000	British Pound 3-28-03	$44,802,844	$(1,548,443)

162,000,000	Canadian Dollar 3-28-03	102,191,331	1,393,104

32,400,000	Euro 3-28-03	33,878,314	(4,422,084)

79,200,000	Euro 6-27-03	82,535,934	(5,529,774)

33,730,000,000	Japanese Yen 3-28-03	285,168,571	(16,704,137)

12,330,000,000	Japanese Yen 6-27-03	104,590,108	(36,096)

		$653,167,102	$(26,847,430)

COUNTRY WEIGHTING OF

STOCKS & WARRANTS

Japan	35.2%

Canada	18.9

France	14.8

United States	8.0

Netherlands	5.6

Australia	4.7

Israel	4.4

Italy	4.0

Singapore	2.9

United Kingdom	1.5

100.0%

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock 78.7%
		Beverages 3.0%

3,776,600		PepsiAmericas, Inc.	$50,719,738

		Broadcasting and Cable 5.9%

4,349,500	*	Rogers Communications, Inc. (Foreign)	40,798,310

5,587,700		Shaw Communications Inc. – Class B (Foreign)(c)	57,441,556

			98,239,866

		Commercial Lighting 4.0%

2,140,300	*	Genlyte Group Incorporated(b)	66,691,748

		Construction Materials 4.1%

2,822,200		Texas Industries, Inc.(b)	68,579,460

		Data Processing 4.4%

3,114,600	*	NCR Corporation	73,940,604

		Financial Services 7.0%

383,622	*	Alleghany Corporation(b)	68,092,905

2,089,600		The MONY Group Inc.	50,025,024

			118,117,929

		Food Manufacturing 3.0%

2,018,400	*	Ralcorp Holdings, Inc.(b)	50,742,576

		Grocery – Retail 2.7%

3,394,100		Ruddick Corporation(b)	46,465,229

		Grocery – Wholesale 3.1%

8,000,000		Fleming Companies, Inc.(b)	52,560,000

		Lodging 4.7%

6,133,653		Hilton Hotels Corporation	77,958,730

		Manufacturing 1.4%

8,840,000	*	U.S. Industries, Inc.(b)	23,249,200

		Multi-Industry 3.6%

3,000,000		Brascan Corporation (Foreign)	60,292,442

		Natural Resources 6.9%

1,495,000		Deltic Timber Corporation(b)	39,916,500

10,094,000		TimberWest Forest Corp. (Foreign)(b)(c)	76,672,996

			116,589,496

		Property & Casualty Insurance 4.1%

896,000		Fairfax Financial Holdings Limited (Foreign)	68,688,796

		Publishing 4.3%

7,042,000		Hollinger International Inc. (Foreign)	71,546,720

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Real Estate 7.4%

2,435,700	*	Catellus Development Corporation(c)	$48,348,645

2,271,675		Forest City Enterprises, Inc. – Class A	75,760,361

			124,109,006

		Restaurants 4.3%

2,978,100	*	IHOP Corp.(b)	71,474,400

		Retail 4.8%

555,200	*	The Neiman Marcus Group, Inc. – Class A(b)	16,872,528

2,333,700	*	The Neiman Marcus Group, Inc. – Class B(b)	63,780,021

			80,652,549

		Total Common Stocks (Cost $1,392,434,904)	1,320,618,489

Principal
Amount

Corporate Bonds 17.5%
	Telecommunications 17.5%

276,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	178,020,000

34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	14,526,600

70,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12	100,586,500

	Total Corporate Bonds (Cost $212,726,606)	293,133,100

Short-Term Obligation 4.7%

28,599,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase Price $28,599,477 (Collateralized by U.S. government agency securities)	28,599,000

50,000,000	U.S. Treasury Bills, 1.19%-1.21% due 1-2-03 to 1-30-03	49,976,424

		78,575,424

Total Investments (Cost $1,683,736,934)(a)	100.9%	1,692,327,013

Other Assets and Liabilities, Net	(0.9)	(15,132,918)

Net Assets	100.0%	$1,677,194,095

Net asset value per share		$20.33

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $249,313,083 and $(240,723,004) respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” represent 22% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

200,000,000	Canadian Dollar 3-28-03	$126,162,137	$(15,490)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:

Investments:

Affiliated securities, at market value (cost $722,487,583, $182,998,228 and $699,616,506, respectively) (Note 2 and 7)	$745,288,576	$158,055,473	$645,097,563

Other securities, at market value (cost $4,022,079,217, $1,149,521,124 and $984,120,428, respectively) (Note 2)	4,144,275,554	1,004,021,266	1,047,229,450

Total Investments	4,889,564,130	1,162,076,739	1,692,327,013

Cash	714	776	593

Receivable for:

Fund shares sold	11,825,589	21,323,014	6,570,803

Dividends and interest	9,283,636	188,760	8,543,704

Securities sold	8,500,938	–	–

Foreign tax reclaims	–	173,594	–

Prepaid assets	193,134	59,440	75,662

Total Assets	4,919,368,141	1,183,822,323	1,707,517,775

Liabilities:

Payable for:

Securities purchased	99,909,000	2,092,484	27,101,175

Fund shares redeemed	5,534,445	2,076,374	1,747,854

Forward currency contracts (Note 2)	22,324,741	26,847,430	15,490

Securities sold short	–	64,399,410	–

Investment counsel fee (Note 3)	3,137,763	1,377,919	1,183,900

Administration fee (Note 4)	407,044	91,861	146,529

Other accrued expenses	393,491	222,499	128,732

Total Liabilities	131,706,484	97,107,977	30,323,680

	$4,787,661,657	$1,086,714,346	$1,677,194,095

Net Assets:

Net assets consist of:

Paid-in capital	$4,717,173,882	$1,305,027,907	$1,693,878,822

Accumulated net realized loss on investments and foreign currency	(52,184,814)	(7,098,969)	(25,248,684)

Unrealized gain (loss) on investments and foreign currency	122,672,589	(211,214,592)	8,563,957

Net Assets	$4,787,661,657	$1,086,714,346	$1,677,194,095

Net asset value per share	$22.24	$9.97	$20.33

Fund shares issued and outstanding	215,310,183	109,023,414	82,506,659

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the year ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $138,851, $1,571,054 and $357,777, respectively)	$27,579,367	$8,090,320	$8,488,129

Dividends from affiliates (net of foreign tax withheld of $415,761, $187,528, and $0, respectively) (Note 7)	6,531,982	1,061,899	9,309,425

Interest	17,225,966	2,104,913	40,637,681

Total income	51,337,315	11,257,132	58,435,235

Expenses:

Investment counsel fee (Note 3)	36,538,690	15,084,224	13,961,959

Administration fee (Note 4)	4,738,498	1,005,616	1,728,263

Transfer agent fees and expenses	1,081,376	257,120	385,728

Prospectus and shareholder reports	374,274	124,600	97,817

Custodian fees and expenses	171,854	290,837	27,939

Trustees’ fees and expenses	127,328	97,385	97,488

Registration fees	83,575	38,381	34,752

Professional fees	55,219	58,250	38,802

Dividend expenses on short sales	–	677,768	–

Short sale fees	–	384,672	–

Other	132,147	40,308	64,159

Total expenses	43,302,961	18,059,161	16,436,907

Net investment income (loss)	8,034,354	(6,802,029)	41,998,328

Realized and unrealized gain(loss):

Net realized gain(loss):

Non-affiliated securities	186,047,859	7,223,366	12,635,988

Affiliated securities (Note 7)	(230,308,035)	(1,834,703)	(39,768,195)

Forward currency contracts	6,611,793	391,047	2,140,897

Short sales	–	8,347,110	–

Foreign currency transactions	225,495	74,612	(20,957)

Net gain (loss)	(37,422,888)	14,201,432	(25,012,267)

Change in unrealized depreciation:

Securities	(360,544,020)	(152,742,258)	(88,906,871)

Other assets, liabilities and forwards	(36,861,172)	(48,056,295)	(284,563)

Change in net unrealized depreciation	(397,405,192)	(200,798,553)	(89,191,434)

Net realized and unrealized loss	(434,828,080)	(186,597,121)	(114,203,701)

Net decrease in net assets resulting from operations	$(426,793,726)	$(193,399,150)	$(72,205,373)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year Ended
	December 31,

	2002	2001

Operations:

Net investment income (loss)	$8,034,354	$30,731,566

Net realized gain (loss) from investments and foreign currency transactions	(37,422,888)	158,285,483

Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(397,405,192)	205,805,129

Net increase (decrease) in net assets resulting from operations	(426,793,726)	394,822,178

Distributions to shareholders:

From net investment income	(8,259,849)	(31,173,633)

From net realized gain on investments	(28,185,518)	(62,672,221)

From return of capital	(10,114,237)	–

Net decrease in net assets resulting from distributions	(46,559,604)	(93,845,854)

Capital share transactions (Note 6):

Net proceeds from sale of shares	1,453,401,002	1,006,388,732

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	43,132,436	87,688,818

Cost of shares redeemed	(744,560,108)	(638,005,470)

Net increase in net assets from fund share transactions	751,973,330	456,072,080

Total increase in net assets	278,620,000	757,048,404

Net assets:

Beginning of year	4,509,041,657	3,751,993,253

End of year	$4,787,661,657	$4,509,041,657

Undistributed net investment income included in net assets at end of year	$ –	$–

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Year Ended		Year Ended
December 31,		December 31,

2002	2001	2002	2001

$(6,802,029)	$7,624,719	$41,998,328	$17,674,036
14,201,432	59,226,475	(25,012,267)	106,936,309
(200,798,553)	(28,964,489)	(89,191,434)	(45,433,613)

(193,399,150)	37,886,705	(72,205,373)	79,176,732

(83,988)	(8,452,745)	(42,311,595)	(17,663,112)
(31,425,152)	(48,899,650)	(1,477,386)	(123,875,554)
–	–	–	–

(31,509,140)	(57,352,395)	(43,788,981)	(141,538,666)

752,201,333	541,383,580	437,050,487	328,048,754
29,677,681	53,975,644	38,955,103	134,240,959
(304,266,316)	(146,388,940)	(316,932,146)	(242,786,201)

477,612,698	448,970,284	159,073,444	219,503,512

252,704,408	429,504,594	43,079,090	157,141,578
834,009,938	404,505,344	1,634,115,005	1,476,973,427

$1,086,714,346	$834,009,938	$1,677,194,095	$1,634,115,005

$ –	$83,988	$ –	$ –

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine NAV’s once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 pm Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to reduce market risks. However, when used separately, forward currency contracts have risks. For example, the price movements of the forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern’s contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the year (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$1,621,541,533	$831,788,116

International Fund	690,802,962	148,680,150

Small-Cap Fund	530,827,312	270,361,688

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	60,816,773	65,977,437	19,792,275

Reinvestment of shareholder distributions	1,965,535	3,133,865	1,900,418

Shares redeemed	(31,446,605)	(27,651,586)	(14,546,558)

	31,335,703	41,459,716	7,146,135

	Year Ended December 31, 2001

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	42,240,268	40,973,823	14,260,399

Reinvestment of shareholder distributions	3,730,778	4,344,513	6,392,192

Shares redeemed	(27,244,107)	(11,308,011)	(10,577,404)

	18,726,939	34,010,325	10,075,187

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At December 31, 2002, each Fund held at least five percent of the outstanding voting stock of the following companies:

%
Voting
Stock

Partners Fund
The NipponKoa Insurance Company, Ltd.	7.3%
Pioneer Natural Resources Company	8.8
Rayonier Inc.	10.5
Trizec Properties, Inc.	8.9

International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.8
Gendis Inc. (Note 8)	20.8
Nippon Broadcasting System, Inc.	6.6

%
Voting
Stock

Small-Cap Fund
Alleghany Corporation	5.3
Deltic Timber Corporation	12.6
Fleming Companies, Inc.	14.7
Genlyte Group Incorporated	15.8
IHOP Corp.	14.2
The Neiman Marcus Group, Inc. (combined Class A and B)	6.0
Ralcorp Holdings, Inc.	6.7
Ruddick Corporation	7.3
Texas Industries, Inc.	13.4
TimberWest Forest Corp.	13.3
U.S. Industries, Inc.	11.9

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.8% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.4% of the International Fund’s net assets at December 31, 2002.

Note 9. Related Ownership

At December 31, 2002, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,128,086	8.4%

Small-Cap Fund	4,924,412	6.0%

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize portfolio obligations at December 31, 2002:

		Value of
		Segregated
	Obligation	Assets

Partners Fund	Forward currency contracts	$519,905,300

International Fund	Forward currency contracts	675,468,573
	Short sale obligations	167,143,738

Small-Cap Fund	Forward currency contracts	153,381,015

Note 11. Pending Class Action Claim

As a purchaser of Waste Management between June 11, 1998 and November 9, 1999 (the “Class Period”) the Longleaf Partners Fund is entitled to a portion of a class action settlement providing for payment (after fees and costs) of approximately $400 million to Waste Management shareholders who purchased during the Class Period. Using estimates of potential recovery provided in the claims materials, the Partners Fund could recover between $20 and $40 million, which translates into approximately $0.10 to $0.20 per share. Depending on the number of shareholders submitting claims, the actual recovery could be lower or higher.

The Partners Fund will not be able to determine the exact amount of its recovery until over 60,000 claim forms have been processed and the Claims Administrator releases information on the final settlement amounts, anticipated in the second quarter of 2003.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions for the year ended December 31, 2002 were subject to tax as follows:

	Partners	International	Small-Cap

Long-term capital gains	$27,269,755	$17,238,125	$1,477,386

Ordinary income	9,175,612	14,271,015	42,311,595

Return of capital	10,114,237	–	–

	$46,559,604	$31,509,140	$43,788,981

The tax-basis components of net assets at December 31, 2002 were as follows:

	Partners	International	Small-Cap

Unrealized appreciation	$683,584,785	$54,268,937	$249,313,083

Unrealized depreciation	(538,587,455)	(238,636,100)	(240,733,636)

Net unrealized appreciation (depreciation)	144,997,330	(184,367,163)	8,579,447

Tax loss carryforwards	(64,268,711)	(7,683,249)	(25,264,174)

Deferred post-October 31st losses	(10,240,844)	(26,263,149)	–

Paid-in capital	4,717,173,882	1,305,027,907	1,693,878,822

	$4,787,661,657	$1,086,714,346	$1,677,194,095

The tax loss carryforwards expire at 12-31-10.

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset		Securities	Total	Dividends	butions
	Value	Net	Realized	From	from Net	from
	Beginning	Investment	and	Investment	Investment	Capital
	of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,

2002	$24.51	.04	(2.08)	(2.04)	(.04)	(.14)

2001	22.71	.20	2.13	2.33	(.20)	(.33)

2000	20.49	.15	3.94	4.09	(.15)	(1.72)

1999	24.39	.28	.34	.62	(.29)	(4.23)

1998	25.98	.25	3.22	3.47	(.25)	(4.81)
International Fund
Year ended December 31,

2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)

2001	12.06	.13	1.13	1.26	(.13)	(.85)

2000	12.02	.35	2.70	3.05	(.38)	(2.63)

1999	9.97	.06	2.38	2.44	(.06)	(.33)

October 26, 1998 (Initial Public Offering) through December 31, 1998	9.15 (c)	.01	.82	.83	(.01)	–
Small-Cap Fund
Year ended December 31,

2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)

2001	22.62	.24	.90	1.14	(.24)	(1.84)

2000	20.20	.05	2.53	2.58	(.05)	(.11)

1999	21.95	.08	.79	.87	(.08)	(2.54)

1998	22.18	.17	2.54	2.71	(.17)	(2.77)

(a)	Annualized

(b)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c)	Capitalized on August 12, 1998 at $10.00.
(d)	Aggregate, not annualized.
(e)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively (Note 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

					Ratio of
		Net			Expenses		Ratio of
		Asset		Net Assets	to		Net (Loss)
Return	Total	Value		End of	Average		Income to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(b)	(thousands)	Assets		Net Assets	Rate

$(.05)	$(.23)	$22.24	(8.34)%	$4,787,662	.91%		.17%	19.57%
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
–	(4.52)	20.49	2.18	3,622,109	.92		1.16	50.39
–	(5.06)	24.39	14.28	3,685,300	.93		1.12	43.78
–	(.32)	9.97	(16.51)	1,086,714	1.80	(e)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(e)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79	(e)	3.36	69.40
–	(.39)	12.02	24.37	293,613	1.75	(e)	.60	50.32
–	(.01)	9.97	9.02 (d)	75,572	1.75	(a)(e)	.10 (a)	24.05
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98		.24	21.94
–	(2.62)	20.20	4.05	1,429,673	.97		.38	47.48
–	(2.94)	21.95	12.71	1,355,364	1.01		.87	52.51

Appendix A

SOUTHEASTERN ASSET MANAGEMENT, INC.
LONGLEAF PARTNERS FUNDS
PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

I.

INFORMATION AVAILABLE TO CLIENTS AND

LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.

STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive. Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

•	A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board.

•	There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals. There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern’s primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern’s clients.

III.

DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

•	“One share, one vote.”

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

•	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

•	Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

•	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

•	Share Repurchase Programs.

Explanation. During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

•	Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

•	“Blank Check” Preference Stock.

Explanation. “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

•	“Greenmail” Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

•	Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

•	Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value

•	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

IV.

SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern’s client portfolios. On a regular basis, Southeastern sends an updated “holdings” file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and “check” on this service provider. Upon notification of record and meeting dates, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern’s voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

Decisions on Proxy Voting. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

Conflicts of Interest. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

•	the nature of the conflict;

•	an evaluation of the materiality of the conflict; and

•	if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds’ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

•	whether Southeastern has been solicited by the person or entity creating the conflict;

•	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

•	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

•	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention. As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

•	copies of its proxy policies and procedures;

•	copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

•	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

•	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

•	copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003

Investment Counsel
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

Transfer and Dividend Agent
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
For Information about your account,
call (800) 445-9469

Custodian
State Street Bank & Trust Company, Boston, MA

Independent Public Accountants
PricewaterhouseCoopers LLP
Baltimore, MD and Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in the Prospectus or this Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its Investment Counsel, or its Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

LONGLEAF
PARTNERS
FUNDS

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(800) 445-9469
www.longleafpartners.com

LONGLEAF
PARTNERS
FUNDS SM

STATEMENT OF
ADDITIONAL INFORMATION

May 1, 2003

SUPPLEMENT DATED

September 15, 2003

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS

INTERNATIONAL FUND

LONGLEAF PARTNERS

SMALL-CAP FUND

Managed by
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469
www.longleafpartners.com